UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   __________



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): February [19], 2004


                              Citrix Systems, Inc.
                ________________________________________________
               (Exact Name of Registrant as Specified in Charter)




         Delaware                     0-27084                75-2275152
 ___________________________         __________             ___________
(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)



  851 West Cypress Creek Road, Ft. Lauderdale, Florida           33309
  ____________________________________________________          ________
     (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (954) 267-3000
                                                           ______________


                                 Not applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.

     On February [19], 2004, the Company announced that it will call for redemption all its outstanding Zero Coupon Convertible Subordinated Debentures Due 2019. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CITRIX SYSTEMS, INC.



Date: February [19], 2004                  By:   /s/ David J. Henshall
                                                 _______________________________
                                         Name:   [David J. Henshall]
                                         Title:  [Vice President and Chief
                                                 Financial Officer]

                                  EXHIBIT INDEX


    Exhibit Number             Description
    ______________             ___________

        99.1                   Press release dated February [19], 2004 of
                               Citrix Systems, Inc.